Exhibit 10.41

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

BINDING MEMORANDUM OF UNDERSTANDING FOR AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT AND TRANSITIONAL MANUFACTURING AND SUPPLY AGREEMENT

This Binding Memorandum of Understanding for Amendment to Exclusive License Agreement and Transitional Manufacturing and Supply Agreement (this “Binding MOU”) is entered into as of December 26, 2023 (the “MOU Effective Date”) by and between Scynexis, Inc. (“Scynexis”) and GlaxoSmithKline Intellectual Property (No.3) Limited (“GSK”). Scynexis and GSK may be each referred to herein individually as a “Party” and collectively as the “Parties”.

Scynexis and GSK are parties to that certain Exclusive License Agreement dated as of March 30, 2023 (the “Exclusive License Agreement”) and Scynexis and GlaxoSmithKline Trading Services Limited (which is an affiliate of GSK) are parties to that certain Transitional Manufacturing and Supply Agreement, dated as of April 5, 2023, as amended by that certain Amendment to the Transitional Manufacturing and Supply Agreement dated as of May 25, 2023 (the “TMSA”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Exclusive License Agreement.

The Parties desire to amend certain terms and conditions of the Exclusive License Agreement and TMSA as contemplated herein, in each case, in one or more definitive amendments to the Exclusive License Agreement and TMSA (collectively, the “Definitive Amendments”). The Parties agree to negotiate in good faith as promptly as reasonably practicable the Definitive Amendments.

The Parties hereby agree that this Binding MOU shall be binding upon the Parties as of the MOU Effective Date and may only be superseded by the Definitive Amendments reflecting additional detail with respect to the terms and conditions set forth herein, as well as any other terms and conditions as the Parties may mutually agree in such Definitive Amendments. The Parties acknowledge that any Definitive Amendments that the Parties may reach regarding the matters set forth in this Binding MOU will be subject to the review and approval by each Party’s management and, as required, its Board of Directors, and the negotiation, execution and delivery of written Definitive Amendments regarding the amendments contemplated herein. For the avoidance of doubt, if the Parties are unable to reach agreement on the Definitive Amendments, this Binding MOU will continue to be fully binding and enforceable by the Parties, amending the Exclusive License Agreement and TMSA as set forth herein.

In connection with the foregoing, the Parties hereby agree as follows:

FINANCIAL TERMS
Near-Term Costs:

Subject to the terms and conditions of the Definitive Agreements and this Binding MOU, Scynexis will be solely responsible, at its cost and expense, for the recommencement of the MARIO Study, including any and all costs and expenses in connection with the supply of any Product for the conduct of the MARIO Study, but excluding any costs incurred for any change in the current scope of the MARIO Study, as shown in Attachment 1.

Scynexis will pay GSK [***] ([***]) on or before [***], which represents [***] ([***]) of certain incremental costs and expenses incurred by GSK or any of its Affiliates in connection with the supply of Products for Commercialization by GSK in the GSK Territory. For clarity, Scynexis will not be responsible for any additional costs incurred by GSK or any of its Affiliates in connection with the supply of Products for Commercialization by GSK in the GSK Territory.

GSK will pay Scynexis [***] ([***]) on or before [***], which represents GSK’s reimbursement of the Scynexis’ prior expenses outlined in Attachment 2.

Development Milestones:	The table set forth in Section 6.2 of the Exclusive License Agreement will be replaced in its entirety with the following table:
	Development Milestone Event	Development Milestone Payment
	Achievement of [***] ([***]) sites (excluding sites in Greater China) activated (i.e., able to recruit patients for inclusion) in the MARIO Study (“Development Milestone Event #1”)	$25,000,000

Delivery to GSK of final clinical study reports for the FURI Trial, CARES Trial and NATURE Trial that, in each case, are reasonably deemed to be complete by GSK; provided that GSK acknowledges that population PK work will not be required to be included in such clinical study reports for the FURI Trial and CARES Trial for such clinical study reports to be considered complete by GSK

$10,000,000; provided that, if such final clinical study reports are not delivered to GSK by [***], the foregoing Development Milestone Payment shall be reduced by [***] ([***]) for each additional month such reports have not been delivered to GSK; provided further that the [***] deadline shall be extended by the length of any GSK review period beyond [***] ([***]) Business Days per draft or final clinical study report

	First dosing of the first patient in the MARIO Study after the clinical hold is lifted	$[***]
	[***] ([***])-month anniversary of the first dosing of the first patient in the MARIO Study after the clinical hold is lifted	$[***]
	Decision by GSK to [***] in the MARIO Study [***] (the “[***] Milestone Event”)	[***]
	Successful Completion of the MARIO Study	$7,350,000

The paragraph set forth immediately below the table in Section 6.2 of the Exclusive License Agreement will be amended to provide that (i) when submitting a draft or final CSR for GSK’s review, Scynexis shall at the same time also notify the GSK alliance manager of such submission, and (ii) in no event will GSK be responsible for more than an aggregate of Seventy-Two Million Three Hundred Fifty Thousand Dollars ($72,350,000) in Development Milestone Payments (not including the Development Milestone Payment for the [***]Milestone Event) and (iii) in the event that the dosing of the first patient in the MARIO Study after the clinical hold is lifted does not occur before the date that is [***] ([***]) months after the MOU Effective Date, either Party will have the right, in its sole discretion, to terminate the MARIO Study and, upon any such termination, GSK will have no further obligations with respect to the payment of any Development Milestone Payments relating to the MARIO Study; provided that, if [***], then such [***] ([***]) month period shall be extended to the shorter of (A) the date that is [***] ([***]) months after the MOU Effective Date, or (B) the date that reflects [***] (by way of example, if [***], such date would be [***] ([***]) months after the MOU Effective Date).

Scynexis acknowledges and agrees that the Development Milestone Payment with respect to Development Milestone Event #1 has been paid by GSK as of the MOU Effective Date.

For purposes of this Binding MOU, “NATURE Trial” means SCY-078-H01 (MSG-16): The Natural History of Antifungal Failure in Invasive Candidiasis in the United States: A Multicenter Study (NATURE-US), which is sponsored by Scynexis.

Regulatory Approval Milestones:	The table set forth in Section 6.3 of the Exclusive License Agreement will be replaced in its entirety with the following table:
	Regulatory Approval Milestone Event	Regulatory Approval Milestone Payment
	First NDA approval by the FDA for any Product [***] in the United States	$[***]
	First MAA approval for any Product [***] (a) in at least [***] ([***]) of the following countries: [***] or (b) by the European Commission based on the recommendation by the EMA	$[***]
	First JNDA approval by the PMDA for any Product [***] in Japan	$[***]
	First NDA (or supplemental NDA) approval by the FDA for any Product [***] in the United States	$[***]
	First NDA (or supplemental NDA) approval by the FDA for any Product [***] in the United States	$[***]
	First NDA (or supplemental NDA) approval by the FDA for any Product [***] in the United States [***].	$[***]
	Total Regulatory Approval Milestone Payments:	$49,000,000

The paragraph set forth immediately below the table in Section 6.3 of the Exclusive License Agreement will be amended to provide that in no event will GSK be responsible for more than an aggregate of Forty-Nine Million Dollars ($49,000,000) in Regulatory Approval Milestone Payments.

Commercial Milestones:	The table set forth in Section 6.4 of the Exclusive License Agreement will be replaced in its entirety with the following table:
	Commercial Milestone Event	Commercial Milestone Payment
	First Commercial Sale of a Product for the treatment of IC [***] in the United States (“Commercial Milestone Event #1”)	$[***]
	First Commercial Sale of a Product for the treatment of the FURI Indication [***] in the United States (“Commercial Milestone Event #2”)	$[***]
	First Commercial Sale of a Product following an approval that includes the CARES Indication [***]in the United States (“Commercial Milestone Event #3”)	$[***]
	First Commercial Sale of a Product for the treatment of IC [***] in at least [***] ([***]) of the following countries: [***] (“Commercial Milestone Event #4”)	$[***]
	First Commercial Sale of a Product for the treatment of the FURI Indication [***] in at least [***] ([***]) of the following countries: [***] (“Commercial Milestone Event #5”)	$[***]
	First Commercial Sale of a Product following an approval that includes the CARES Indication [***] in at least [***] ([***]) of the following countries: [***](“Commercial Milestone Event #6”)	$[***]

The paragraph set forth immediately below the table in Section 6.4 of the Exclusive License Agreement will be amended to (i) delete the language that “in no event will GSK be responsible for more than an aggregate of One Hundred and Fifteen Million Dollars ($115,000,000) in Commercial Milestone Payments” and (ii) provide that (a) in the event of the achievement of Commercial Milestone Event #1 and either or both of Commercial Milestone Event #2 and Commercial Milestone Event #3, the maximum aggregate amount payable by GSK for such Commercial Milestone Events shall in no event exceed [***]($[***]), (b) in the event of the achievement of Commercial Milestone Event #4 and either or both of Commercial Milestone Event #5 and Commercial Milestone Event #6, the maximum aggregate amount payable by GSK for such Commercial Milestone Events shall in no event exceed [***] ($[***]), (c) a single First Commercial Sale of a Product can trigger the achievement of one (1) or more Commercial Milestone Events if the scope of such First Commercial Sale achieves the requirements of such multiple Commercial Milestone Events and such Commercial Milestone Events have not been achieved prior to such First Commercial Sale, (d) if Commercial Milestone Event #2 and/or Commercial Milestone Event #3 are triggered before Commercial Milestone Event #1, and the label for the Product for which Commercial Milestone Event #2 and/or Commercial Milestone Event #3, as applicable, was achieved is later modified to include an Indication based on the [***], then Commercial Milestone Event #1 would be triggered subject to the aforementioned ($[***]) aggregate cap, and (e) if Commercial Milestone Event #5 and/or Commercial Milestone Event #6 are triggered before Commercial Event #4, and the label for the Product for which Commercial Milestone Event #5 and/or Commercial Milestone Event #6, as applicable, was achieved is later modified to include an Indication based on the [***], then Commercial Milestone Event #4 would be triggered subject to the aforementioned [***] ($[***]) aggregate cap.

Sales Milestones:	The table set forth in Section 6.5 of the Exclusive License Agreement will be replaced in its entirety with the following table:

	Sales Milestone Event	Sales Milestone Payment
		If Relaunch occurs on or before [***]	If Relaunch occurs after [***] but before [***]	If Relaunch occurs on or after [***]
	The first time that the annual Net Sales of Products in the GSK Territory in a Calendar Year are greater [***]($[***])	[***]	[***]	[***]
	The first time that the annual Net Sales of Products in the GSK Territory in a Calendar Year are greater than [***]($[***])	[***]	[***]	[***]

The first time that the annual Net Sales of Products in the GSK Territory in a Calendar Year are greater than [***]($[***])	[***]	[***]	[***]
The first time that the annual Net Sales of Products in the GSK Territory in a Calendar Year are greater than [***] ($[***])	[***]	[***]	[***]
The first time that the annual Net Sales of Products in the GSK Territory in a Calendar Year are greater than [***]($[***])	[***]	[***]	[***]
The first time that the annual Net Sales of Products in the GSK Territory in a Calendar Year are greater than [***]($[***])	[***]	[***]	[***]
The first time that the annual Net Sales of Products in the GSK Territory in a Calendar Year are greater than [***]($[***])	[***]	[***]	[***]
The first time that the annual Net Sales of Products in the GSK Territory in a Calendar Year are greater than [***]($[***])	[***]	[***]	[***]

The first time that the annual Net Sales of Products in the GSK Territory in a Calendar Year are greater than [***] ($[***]) (“Sales Milestone Event #9”)	[***]	[***]	[***]
The first time that the annual Net Sales of Products in the GSK Territory in a Calendar Year are greater than [***]($[***]) (“Sales Milestone Event #10”)	[***]	[***]	[***]
Total Sales Milestone Payments:	$179,500,000	$169,750,000	$145,500,000

The paragraph set forth immediately below the table in Section 6.5 of the Exclusive License Agreement will be amended (i) to provide that in no event will GSK be responsible for more than an aggregate of (a) One Hundred Seventy-Nine Million Five Hundred Thousand Dollars ($179,500,000) in Sales Milestone Payments if Relaunch occurs on or before [***], (b) One Hundred Sixty-Nine Million Seven Hundred Fifty Thousand Dollars ($169,750,000) in Sales Milestone Payments if Relaunch occurs after [***]but before [***], or (c) One Hundred Forty-Five Million Five Hundred Thousand Dollars ($145,500,000) in Sales Milestone Payments if Relaunch occurs on or after [***]; and (ii) to delete the reference to [***] ($[***]) in the fourth sentence of such paragraph.

For purposes of this Binding MOU, (i) “Relaunch” means, following GSK’s receipt subsequent to the MOU Effective Date of commercial supply of Brexafemme from its supply network, the first commercial sale for monetary value in an arms-length transaction of Brexafemme in the United States to a Third Party end user by or on behalf of a GSK or any of its respective Selling Parties; provided, however, that Relaunch shall not include any transfer of Brexafemme (a) between or among GSK or any of its Selling Parties or any Third Party subcontractors (including CMOs or suppliers (other than wholesalers and distributors) that are a Selling Party for GSK); or (b) for purposes of patient assistance, charitable or promotional purposes, for use in a Clinical Trial or for use in any other tests or studies (including pre-clinical studies) reasonably necessary to comply with any applicable Law or request by a Regulatory Authority, or for warehousing or staging purposes in advance of release of Brexafemme for commercial sale in the United States.

Product Batch Costs:

The Parties agree that Section 16.5 of the TMSA (Transfer of Inventory) does not apply to [***]. In lieu of an inventory transfer mechanism, GSK will on or before [***] reimburse Scynexis [***] ([***]) for the costs and expenses incurred by Scynexis or any of its Affiliates for Product batches [***] which includes the cost of enfumafungin for such batches.

Except as set forth above, the Parties will have no further obligations to each other with respect to [***].

MISCELLANEOUS
Clinical Batch Acceptance Criteria

The Parties agree that a clinical batch can be used for the MARIO Study if such batch meets the criteria shown in Attachment 3 and GSK’s parallel quality oversight.

GSK hereby confirms that [***] have been accepted by GSK’s quality function as suitable to Manufacture and supply Brexafemme to Scynexis solely for use in the MARIO Study. For the avoidance of doubt, as between the Parties Scynexis remains responsible for all such Manufacture and supply, including: (a) all costs and expenses associated therewith, and (b) ensuring that all such material is Manufactured and supplied pursuant to cGMP and all applicable Laws (including GMP).

Mutual Release of Claims

Each Party hereby forever generally and completely releases and discharges the other Party and its directors, officers, employees, attorneys, and agents from any and all claims, liabilities, obligations and demands of every kind and nature, in law, equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed arising prior to the MOU Effective Date arising from or relating to the potential cross-contamination of Brexafemme API with a non-antibiotic beta-lactam product at[***]; provided, however, that in no event shall the foregoing release be construed as (i) a release by either Party of[***]. for any such claims, liabilities, obligations or demands or as a release of any obligation either Party may have to cooperate in the prosecution of the same or (ii) a release by any Party of any claim for indemnification under the Exclusive License Agreement or the TMSA.

Other Terms:	Article 13 and Sections 14.2, 14.8, 14.10-14.14, 14.16, and 14.19 of the Exclusive License Agreement are hereby incorporated herein by reference and shall apply to this Binding MOU, mutatis mutandis.

IN WITNESS WHEREOF, the Parties have entered into this Binding MOU as of the MOU Effective Date.

Scynexis, Inc.

/s/ David Angulo

Name:
Title: Chief Executive Officer
Date: 12/26/2023

GlaxoSmithKline Intellectual Property (No.3) Limited

/s/ Jill Anderson

Name: Jill Anderson
Title: CFO R and D GSK
Date: 12/23/2023

ATTACHMENT 1

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ATTACHMENT 2

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ATTACHMENT 3

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